Exhibit 10.10

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

AMENDMENT #2 TO EXCLUSIVE LICENSE AGREEMENT

AMENDMENT #2 TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment #3”) dated as of December 30, 2022 between Immunome, Inc. (the “Company”) and Arrayjet Limited (the “Arrayjet”).

The parties entered into an Exclusive License Agreement effective as of June 28, 2019 (as amended, the “Agreement”).  The parties wish to amend the Agreement as specified in this Amendment #3.  Capitalized terms used but not herein defined have the respective meanings assigned to them in the Agreement.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.Development Report.  Arrayjet hereby confirms that it will permit Immunome to provide a summary report pursuant to clause 3C and clause 3D of the Agreement for calendar years 2020-2022 to Arrayjet within [***] after the date of this Amendment #3.  Immunome confirms that it will provide the reports required by clause 3C and clause 3D of the Agreement starting with the reports due with respect to calendar year 2023.
2.Exclusivity Fee.  Clause 4A(iv) of the Agreement is hereby amended as follows:
(a)The Exclusivity Fee shall hereafter run on a calendar-year basis (each, a “Year”), with the next such Recurring Exclusivity Fee applying to the Year from January 1, 2023 through December 31, 2023.
(b)The Recurring Exclusivity Fee for the 2023 Year shall be $[***] and the Recurring Exclusivity Fee for each Year thereafter shall be $[***] unless otherwise mutually agreed by the parties.  The parties shall meet (including remotely) to discuss the Recurring Exclusivity Fee each Year prior to the start of the last quarter of that Year; provided, that this does not impose an obligation on the part of either party to agree to any adjustment in such Recurring Exclusivity Fee.
(c)Payment of the Exclusivity Fee for the 2023 Year shall be paid within [***]  of the date of this Amendment #3.  It is hereby acknowledged that, given the foregoing change in the Recurring Exclusivity Fee so that it applies on a calendar-year basis, a credit in Immunome’s favor in the amount of $[***]  (in respect of the previously paid Recurring Exclusivity Fee running from July 1, 2022 – June 30, 2023) shall be applied to the Recurring Exclusivity Fee for the 2023 Year.  Accordingly, the payment from Immunome to Arrayjet pursuant to clause (i) of this paragraph will be in the amount of $[***]  ($[***]  less the $[***]  credit).
(d)Payment of the Exclusivity Fee for the 2024 Year and each subsequent Year shall be paid quarterly in arrears, commencing with the calendar quarter ended March 31, 2024.
(e)For payments from and after the date of this Amendment #3, Appendix F shall no longer be applicable.

3.Termination.  Clause 7B of the Agreement is hereby amended and restated to provide as follows:
B.

Licensee may terminate this Agreement at any time by giving at least [***]  days’ written and unambiguous notice of such termination to ARRAYJET, which will include a statement of the reasons for termination.  ARRAYJET may terminate this Agreement upon [***]  days’ written notice to Licensee if Licensee, either directly or through a sublicensee or collaborator, fails to achieve [***].

4.Reimbursement on Certain Terminations.  If the License Agreement is terminated by Immunome pursuant to clause 7B in connection with a termination of the Master Services Agreement dated as of November 8, 2016 between the parties, as amended, due to a breach of the Master Services Agreement by Arrayjet or if the License Agreement is terminated by Immunome under clause 7C on or prior to June 30, 2023, Arrayjet shall reimburse Immunome, within [***] of termination, a pro rata portion of the Recurring Exclusivity Fee paid by Immunome to Arrayjet pursuant to Section 2(c) above based on the portion of the 2023 Year the License Agreement remained in effect.
5.Appendix B.  Appendix B to the License Agreement is hereby amended and restated in its entirety as set forth on Amended Appendix B attached hereto.
6.Precedence.  The parties acknowledge and agree that all the terms, provisions, covenants and conditions of the Agreement shall hereafter continue in full force and effect in accordance with the terms thereof, except to the extent herein amended.
7.Counterparts.  This Amendment may be executed by the parties on separate counterparts, both of which shall be an original and both of which together shall constitute one and the same agreement.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

IMMUNOME, INC.	ARRAYJET LIMITED

By:  /s/ Purnanand D. Sarma, Ph.D.By: [***]

Name. Purnanand Sarma, Ph.D.	Name: [***]

Title:  [***]

Amended Appendix B

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